UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2019

CHINA XD PLASTICS COMPANY LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34546	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park,
Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of Principal Executive Offices)

(86) 451-8434-6600
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CXDC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On September 26, 2019, China XD Plastic Company Limited delivered an irrevocable notice pursuant to Section 6(C)(ii) of the Amended and Restated Certificate of Designation, Preferences and Rights of Series D Junior Covariable Preferred Stock (the “Certificate of Designation”), to MSPEA Modified Plastics Holding Limited, and exercised its right set forth in Section 6(C)(i) of the Certificate of Designation for the mandatory conversion of each outstanding share of Series D Preferred Stock (as defined in the Certificate of Designation) into 16,000,000 fully paid and nonassessable shares of Common Stock (as defined in the Certificate of Designation). As of September 26, 2019, 16,000,000 shares of Series D Preferred Stock were thus converted into 16,000,000 shares of Common Stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Section 4 (B) of the Certificate of Designation, the term of office for each Series D Director (as defined in the Certificate of Designation) shall terminate if at any time the holders of the shares of Series D Preferred Stock then outstanding fail to retain the minimum number of shares required to elect such Series D Director. Upon the mandatory conversion of each outstanding shares of Series D Preferred Stock into Common Stock, the term of office for each of Series D Directors, Homer Sun and Ryan Law, was automatically terminated on September 26, 2019. The foregoing summary of the Amended and Restated Certificate of Designation is qualified in its entirety by the Certificate of Designation filed herewith as Exhibit 3.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Filed Amended and Restated Certificate of Designation, Preferences and Rights of Series D Junior Convertible Preferred Stock of China XD Plastics Company Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2019

CHINA XD PLASTICS COMPANY

By:	/s/ Jie Han
Name: Title:	Jie Han Chief Executive Officer